UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2, 2020
LEGACYXCHANGE, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-148925	20-8628868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Yamato Road Suite 1240 Boca Raton, Florida 33431
(Address of principal executive offices)
Registrant’s telephone number, including area code		(800) 630-4190

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On July 2,2020 the Board of Directors (the “Board”) of LEGACYXCHANGE, INC., (the “Company” or “Registrant”) approved to engage Salberg & Company, P.A. as the Registrants independent auditor (the “Auditor). The Company disclosed to the Auditor the need to bring the Company current with financial reporting including filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYXCHANGE, INC.
(Registrant)
Date:	August 7, 2020
		By:	/s/ William Bollander
		Name:	William Bollander
		Title:	Chief Executive Officer